EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Monetta Fund, Inc. does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Monetta Fund, Inc. for the year ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Monetta Fund, Inc. for the stated period.

/s/ Robert S. Bacarella Robert S. Bacarella Chief Executive Officer, Monetta Fund, Inc.	/s/ Robert J. Bacarella Robert J. Bacarella Chief Financial Officer, Monetta Fund, Inc.
Dated: 4/30/13	Dated: 4/30/13

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Monetta Fund, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.